SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: October 27, 2004

                           LIFELINE THERAPEUTICS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



    Colorado                      000-30489                   84-1097796
    --------                      ---------                   ----------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

             6400 South Fiddler's Green Circle, Englewood, CO 80111
                  --------------------------------------------
             (New address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (720) 488-1711

                           YAAK RIVER RESOURCES, INC.
           -----------------------------------------------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     Lifeline Therapeutics, Inc. (the "Company") has entered into employment agreements to be with new management as approved by the Company's former board of directors. The employment agreements will provide for a term through April 15, 2005, will be terminable for cause or upon a change of control, and will provide for base salaries as follows:

         William Driscoll -- $180,000 per year
         Paul Myhill -- $120,000 per year
         Daniel W. Streets -- $120,000 per year

     Following the completion of the reorganization, the Company expects to obtain normal employee benefits (such as health insurance and life insurance), and may provide its executives and other employees additional benefits.

Item 1.02 Termination of a Material Definitive Agreement

     None

Item 1.03 Bankruptcy or Receivership

     None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 26, 2004, the Company has completed the reorganization by which it acquired approximately 81% of the outstanding capital stock of Lifeline Nutraceuticals Corporation ("Lifeline Nutraceuticals") pursuant to a Plan of Reorganization that was previously announced. The Company also assumed $240,000 of convertible indebtedness and $559,000 of bridge capital financing that had previously been issued by Lifeline Nutraceuticals.

The Company needs to raise a significant amount of additional equity or debt financing to implement its business plan. The Company will be negotiating for such financing which may result in significant and substantial dilution to its shareholders. The Company can offer no assurance that it will be able to obtain the needed financing on commercially-reasonable terms, if at all. Therefore, the Company advises a high degree of caution regarding any transactions in its common stock.


The following table sets forth (and as adjusted for the issuance of shares to shareholders of Lifeline Nutraceuticals holding 81% of the outstanding Lifeline Nutraceuticals common stock), certain information with respect to the common stock beneficially owned by: (i) each Director, nominee and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group. If the Company acquires more than 80% of the outstanding shares, the ownership interests of each of the named persons will be diluted.

     (i) each Director, nominee and executive officer of the Company:

                                             Pre-Transaction Amount
                                              and nature of Number                                        Post
  Name and Address                                 of Beneficial                   Post                Transaction
 of Beneficial Owner                             Ownership Shares              Transaction              % of Class
 -------------------                             ----------------              -----------              ----------

Blaize N. Kaduru (1)                                     0                           0                      0%
423 Baybridge Drive
Sugarland, TX  77478

Robert Pike (1)                                       10,000                       10,000                  .06%
423 Baybridge Drive
Sugarland, TX  77478

William Driscoll (2)                                     0                      5,623,800                34.34%
6400 South Fiddler's
Green Circle, Suite 1750
Englewood, CO 80111

Paul Myhill (2)                                          0                      4,699,890                28.70%
6400 South Fiddler's
Green Circle, Suite 1750
Englewood, CO 80111

Daniel W. Streets (2)(3)                                 0                      2,008,500                12.27%
6400 South Fiddler's
Green Circle, Suite 1750
Englewood, CO 80111

Christopher J. Micklatcher (2)                           0                        562,380                 3.43%
6400 South Fiddler's
Green Circle, Suite 1750
Englewood, CO 80111

(1)  Resigning Director
(2)  New Director
(3)  Does not includes shares that may be acquired by Mr. Streets' wife's Roth
     IRA if she should chose to convert the $82,000 she has invested through Bridge Loan financing into the Private Placement or exercise the warrants attached to the Private Placement or the warrants attached to the Bridge
     Loan financing. Conversion price and the exercise price of the attached warrants cannot be determined until the Private Placement share price is determined.



All of the above disclaim any beneficial ownership in shares of the Company owned by other family members.

 (ii) each person who owns beneficially more than 5% of the common stock (based on the Company acquiring approximately 81% of the outstanding common stock of Lifeline Nutraceuticals as described above):

                                            Pre-Transaction Amount
                                           and nature of Number of                                        Post
 Name and Address                           Beneficial Ownership                  Post                  Transaction
of Beneficial Owner                      Shares (post-reverse split)           Transaction              % of Class
-------------------                      ---------------------------           -----------              ----------

Eric Sunsvold                                      98,450                         98,450                   .60%
423 Baybridge Drive
Sugarland, TX  77478

Donald J. Smith                                   405,617 (1)                    456,618                  2.80%
2501 E. Third Street
Casper, WY  82609

Darrell Benjamin                                   63,603                         63,603                   .39%
6658 S. Starlight Rd.
Morrison, CO 80465

William Driscoll (2)                                    0                      5,623,800                 34.34%
6400 South Fiddler's
Green Circle, Suite 1750
Englewood, CO 80111


Paul Myhill (2)                                         0                      4,699,890                 28.70%
6400 South Fiddler's
Green Circle, Suite 1750
Englewood, CO 80111

Daniel Streets(2)                                       0                      2,008,500                 12.27%
6400 South Fiddler's
Green Circle, Suite 1750
Englewood, CO 80111

Joseph McCord                                           0                      1,928,160                 11.78%
6400 South Fiddler's
Green Circle, Suite 1750
Englewood, CO 80111



(1) The figure shown includes 147 shares held in the name of Suvo Corp. Mr. Smith is the beneficial owner of Suvo Corp.
(2)  New Director

As a result of the completion of the reorganization, the Company will be engaged in the business of marketing unique antioxidant therapies involving the body's first line of defense against oxidative stress - its three primary antioxidant enzymes: Superoxide Dismutase (SOD), Catalase (CAT) and Glutathione Peroxidase (GPX.) The Company is in the process of developing, testing and acquiring technologies that target these three enzymes.

Item 2.02 Results of Operations and Financial Condition

     None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

     None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement

     None

Item 2.05 Costs Associated with Exit or Disposal Activities

     None

Item 2.06 Material Impairments

     None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     None


Item 3.02 - Unregistered Sales of Equity Securities

(a)(1) On October 26, 2004, the Company completed an Agreement and Plan of Reorganization with Lifeline Nutraceuticals Corporation whereby the shareholders holding approximately 81% of the outstanding stock of Lifeline Nutraceuticals exchanged their stock in Lifeline Nutraceuticals for 15,385,110 shares of newly issued stock in the Company. The newly issued shares represent approximately 94% of the outstanding stock of the Company.

(2) In addition the Company exchanged $240,000 in new promissory notes for a like amount of convertible debt obligations of Lifeline Nutraceuticals. The new promissory notes contain the same privilege as the original notes to convert to shares of stock in the Company at the rate of fifty cents per share. These notes bear a 10% rate of interest and mature December 15, 2005, if not earlier converted.

(3) The Company also exchanged $559,000 in new promissory notes for a like amount of bridge note obligations of Lifeline Nutraceuticals. The bridge notes bear interest at 10% per annum and are due the earlier of six months from the date of the exchange or the closing of the first $1,000,000 of the Company's proposed private placement offering. The bridge note holder shall also receive warrants to purchase common stock to be issued in the private placement equal to the principal amount divided by the per-share offering price, with an exercise price equal to the offering pricing. The warrants shall be exercisable for a period of one year after the closing of the offering. By way of example, if the bridge note is for $100,000 and the private placement offering occurs at $2.00 per share (of which there can be no assurance), then the bridge note holder would have a warrant allowing for the purchase of 50,000 shares of Lifeline Therapeutics, Inc. common stock at $2.00.

(b) The Company used no underwriter to complete this transaction. No finders' fee, commission, or other compensation was paid. The persons who received the Company's securities are all persons who represented to the Company that they were accredited investors and who were previously securities holders associated with Lifeline Nutraceuticals.

(c) None of the securities were sold for cash, but were issued in exchange for other securities in the reorganization described above.

(d) The Company relied on the exemption from registration provided by Sections 4(2) and 4(6) under the Securities Act of 1933 for this transaction. The Company did not engage in any public advertising or general solicitation in connection with this transaction. The Company provided the accredited investor with disclosure of all aspects of our business, including providing the accredited investor with the Company's reports filed with the Securities and Exchange Commission, press releases, access to the Company's auditors, and other financial, business, and corporate information. Based on the Company's investigation, the Company believes that the accredited investors obtained all information regarding the Company they requested, received answers to all questions the posed, and otherwise understood the risks of accepting the Company's securities for investment purposes.

(e) The common stock issued is not convertible or exchangeable. The notes issued by the Company are convertible into common stock on the terms described above in paragraphs (a)(2) and (a)(3).

(f) Since the Company received no cash proceeds from the issuance of the securities, there is no use of proceeds to report.

Item 3.03 Material Modification to Rights of Security Holders

     None

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountants

     None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     None.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

     Subject to compliance with Section 14(f) of the Securities and Exchange Act of 1934, Blaize N. Kaduru and Robert Pike acknowledged their intention to submit their resignations from the Board of Directors of the Company. Notice to Shareholders pursuant to Section 14(f) was mailed on October 20, 2004. The Company anticipates that the resignations will be executed and shall be effective ten days after the Schedule 14(f) notification was mailed to shareholders. Upon the closing of the plan of reorganization, Mr. Kaduru and Mr. Pike expanded the Company's board of directors to four persons and they appointed William Driscoll and Paul Myhill. Upon the effectiveness of the resignations, Messrs. Driscoll and Myhill will appoint Daniel W. Streets and Christopher J. Micklatcher to fill the two vacancies created by Messrs. Kaduru's and Pike's resignation.

Robert Pike and Blaize N. Kaduru executed their resignations on November 2, 2004 and November 3, 2004, respectively, and Messrs. Streets and Micklatcher became directors of the Company.

Stock ownership of New Directors:

William Driscoll                            5,623,800                  34.34%
Paul Myhill                                 4,699,890                  28.70%
Daniel W. Streets                           2,008,500                  12.27%
Christopher J. Micklatcher                    562,380                   3.43%

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The following sets forth the names and ages of the current Directors, nominees for directors and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a Director or executive officer. The Directors serve one year terms or until their successors are elected. The Company has not had standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions. All such applicable functions have been by the Board of Directors as a whole. During the fiscal year ended December 31, 2003, the Board of Directors held no formal meeting. There are no family relationships among any of the Directors, nominees or executive officers.

BLAIZE N. KADURU. Mr. Kaduru is an Adjunct Professor, teaching economics and business related college courses at Wharton Junior College in Sugarland, Texas, since January 2003. Previously, he was Executive Vice President of Business Development for Wireless Communications Technology, Inc., a spin-off of Prodigy Communications Inc. in Houston, Texas. Mr. Kaduru will resign as CEO, President and Secretary/Treasurer of Yaak River Resources, Inc. at the completion of the transactions contemplated in the Plan and Agreement of Reorganization and will resign as Director effective 10 days after the Notice to Shareholders is mailed, in compliance with Section 14f of the Securities Exchange Act of 1934.

ROBERT PIKE. Mr. Pike has been Vice President and a Director of the Company since December 21, 1999. Mr. Pike is a retired banker. For more than the past five years, he has been an investor. Also for more than the past five years, Mr. Pike has been President and sole owner of Bob Pike Associates, Inc., a real estate consulting and inspection firm, based in Englewood, Colorado, that serves financial institutions. Mr. Pike will resign as Vice President of Yaak River Resources, Inc. at the completion of the transactions contemplated in the Plan and Agreement of Reorganization and will resign as Director effective 10 days after the Notice to Shareholders is mailed, in compliance with Section 14f of the Securities Exchange Act of 1934.

WILLIAM J. DRISCOLL, will become PRESIDENT AND a DIRECTOR. Mr. William Driscoll has a background in management and marketing. At 25 he was the plant manager or United Solder Wrap and became the President of Union Petroleum in 1987. He entered the financial industry in 1988 and within three years was promoted to branch manager, regional manager and finally national sales manager of L. F. Thomson.

Mr. Driscoll has worked at such nationally-respected firms as Dean Witter and Merrill Lynch. Mr. Driscoll has held speaking engagements at several Fortune 500 companies including American Airlines, Alcatel, E Systems, 3M and Rockwell International. From 1998 until 2003 he was President of Destiny Advisors, a "Strategic Management" consulting firm who assisted companies with writing business plans and news releases, in addition to recruiting key personnel for client companies, including CEO's, CFO's, directors and qualified marketing persons.

PAUL R. MYHILL, will become VICE PRESIDENT and a DIRECTOR. Paul Myhill received his MBA from the University of Texas at Austin in 1990, in Marketing Brand Management). As a self-employed entrepreneur and consultant since 1989, he has been involved in planning, funding, and launching business ventures. During that period, he has led six different business ventures which all required significant capital investment and bottom-line management. Mr. Myhill's specialization is in the area of business and product marketing. He is the former owner of an advertising and media placement agency, USAboards, Inc., co-owner of a financial public relations firm, Fair Market Value, LLC, and founder and President of NABO, Inc., a specialty distribution business with multiple warehouse operations. Mr. Myhill has developed and overseen many marketing and product distribution plans. Mr. Myhill filed for personal bankruptcy in Texas in November 1997, and received a discharge in April 1998. The personal bankruptcy resulted from the failure of a business he was managing where personal and business funds and expenses were co-mingled.

Mr. Myhill has served on numerous corporate boards (for-profit and non-profit) and presently sits on the board of directors for Brookstone Christian Academy of Colorado as an organizational and promotional advisor. From December of 1998 to April of 2002 Mr. Myhill was Director of Missions at Bent Tree Bible Fellowship and then from April of 2002 to November of 2002 he became Director of Projects at Chinese Children's Charities. In November of 2002 he was Pastor of Missions and Membership at Faith Baptist Church until September of 2003.

CHRISTOPHER J. MICKLATCHER, will become a DIRECTOR. Mr. Micklatcher has been a certified public accountant and attorney practicing in the state of Michigan since 1990. Mr. Micklatcher graduated from the University of Michigan in 1980 with a BBA in Finance and Accounting, and (in 1984) from Wayne State Law School with a J.D. specializing in Tax Law. He is currently licensed as both a certified Public Accountant and Attorney. Mr. Micklatcher has specialized in implementing accounting, compliance and tax systems for clients ranging from Fortune 100 companies to small start up operations. He is the President of Alternative Tax Solutions, a full service legal, accounting, tax preparation and consulting practice specializing in assisting small businesses and individuals. Mr. Micklatcher is a member of the American Institute of Certified Public Accountants as well as the Michigan Bar Association. Mr. Micklatcher was Director of Triad Innovations, Inc. (2001-2002) and President in 2002.

DANIEL W. STREETS, will become SECRETARY, TREASURER and a DIRECTOR. Mr. Streets was a Manager of KPMG Peat Marwick (from June 1975 to June 1983) and has served as the CFO of six corporations, including high-volume companies with annual revenues in excess of $400,000,000. A few of these companies include Vista Travel Ventures from May of 1999 to February of 2001 and Sopris Development Group from May 2001 to December of 2003. Mr. Streets graduated from The Ohio State University in 1975 with a bachelor's degree in business administration.

The Company does not have an audit committee, nominating committee, or other committees of the board. Since the Company has not historically had a nominating committee, all directors participated in determining who the nominees to the board of directors would be. All directors review the financial statements and interact with the Company's auditors. The new board of directors believes that at this current stage of development and financial capability, it would be cost prohibitive to establish a nominating committee or an audit committee. Consequently the entire board of directors will continue to perform those functions.

The board of directors has established a process to communicate with the directors. All communications should be sent to one of the named directors at the Company's address, Lifeline Therapeutics, Inc., Suite 1750, 6400 South Fiddler's Green Circle, Englewood, CO 80111.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

     The Board has approved amended and restated articles of incorporation which will be presented to the shareholders for approval at a meeting expected to be held in January or February 2005.

     The Board has also approved amended and restated bylaws that became effective on approval.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

     None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

     None

Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

     None


Section 8 - Other Events

Item 8.01 Other Events

     None


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

     Lifeline Nutraceuticals Corporation (a Development Stage Company)

       Report of Independent Registered Public Accounting Firm
       Balance Sheet as of June 30, 2004
       Statement of Operations for the year ended June 30, 2004
       Statement of Stockholders' (Deficit) for the year ended June 30, 2004 Statement of Cash Flows for the year ended June 30, 2004
       Notes to Financial Statements

(b) Pro Forma financial information.

         Unaudited pro forma combined financial information of Lifeline Therapeutics, Inc. giving effect to the issuance of approximately 15,385,110 shares of Lifeline Therapeutics in exchange for shares representing 81% of Lifeline Nutraceuticals as if such transaction was consummated on:

          o June 30, 2004 for the Unaudited Pro Forma Combined Balance Sheet, and
          o July 1, 2003 for the Unaudited Pro Forma Combined Statement of Operations for the year ended June 30, 2004.
          o    Notes to Unaudited Pro Forma Combined Financial Statements

(c)      Exhibits

The following exhibits were previously filed.

         3.01 Amended and restated articles of incorporation (not yet effective, subject to shareholder approval)
         3.02     Amended and restated bylaws of Lifeline Therapeutics, Inc.
         10.01 Employment contract between William Driscoll and Lifeline Therapeutics, Inc.
         10.02 Employment contract between Paul Myhill and Lifeline Therapeutics, Inc.
         10.03 Employment contract between Dan Streets and Lifeline Therapeutics, Inc.
         10.04    Plan of Reorganization



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 10, 2004

                                   LIFELINE THERAPEUTICS, INC.




                                   By: /s/  William J. Driscoll
                                       -----------------------------
                                       William J. Driscoll, CEO/President

                                             LIFELINE NUTRACEUTICALS CORPORATION
                                                   (A Development Stage Company)
                                                            Financial Statements
                                                                   June 30, 2004

                       LIFELINE NUTRACEUTICALS CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          INDEX TO FINANCIAL STATEMENTS

                                                                    Page(s)
                                                                    -------
Report of Independent Registered Public Accounting Firm                1

Balance Sheet                                                          2

Statement of Operations                                                3

Statement of Stockholders' (Deficit)                                   4

Statement of Cash Flows                                                5

Notes to Financial Statements                                        6 - 13

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
Lifeline Nutraceuticals Corporation
Englewood, Colorado

We have audited the accompanying balance sheet of Lifeline Nutraceuticals Corporation (a development stage company) as of June 30, 2004 and the related statements of operations, stockholders' (deficit), and cash flows for the year July 1, 2003 (inception) to June 30, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lifeline Nutraceuticals Corporation at June 30, 2004 and the results of its operations and its cash flows for the year July 1, 2003 (inception) to June 30, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in the development stage, is wholly reliant upon its shareholders for future financing needs and at present has sold no product or service. These factors raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                      Gordon, Hughes & Banks, LLP


Greenwood Village, Colorado
August 18, 2004

                      LIFELINE NUTRACEUTICALS CORPORATION
                         (A Development Stage company)
                                 Balance Sheet
                              As of June 30, 2004


                                     ASSETS
                                     ------

Current Assets
       Cash  and cash equivalents                                     $  49,663
       Prepaid expenses                                                   7,813
                                                                      ---------
             Total current assets                                        57,476

Property and equipment
       Office equipment                                                  18,906
       Accumulated depreciation                                            (208)
                                                                      ---------
             Total property and equipment                                18,698

Other Assets
       Debt issuance costs, net of amortization of $1,778                15,222
       Deferred stock offering costs                                     15,000
       Deposits                                                           6,166
                                                                      ---------
             Total other assets                                          36,388
                                                                      ---------

TOTAL ASSETS                                                          $ 112,562
                                                                      =========


                       LIABILITIES AND STOCKHOLDERS' (DEFICIT)
                       ---------------------------------------

Current Liabilities
       Accounts payable                                               $  28,218
       Accrued payroll and payroll taxes                                 50,549
       Accrued interest                                                  10,736
       Notes payable - related party,
        less discount of $47,670                                          2,330
       Notes payable, less discount of $95,330                          244,670
                                                                      ---------
             Total current liabilities                                  336,503

Stockholders' (Deficit)
       Preferred Stock - no par value,
             10,000,000 shares authorized
             no shares issued or outstanding                               --
       Common Stock - no par value, 50,000,000 shares authorized
             18,300,000 shares issued and outstanding                   242,550
       Stock subscription receivable                                    (13,050)
       (Deficit) accumulated during the development stage              (453,441)
                                                                      ---------
             Total stockholders' (deficit)                             (223,941)
                                                                      ---------

TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)                         $ 112,562
                                                                      =========


   The accompanying notes are an integral part of these financial statements.

                      LIFELINE NUTRACEUTICALS CORPORAITON
                         (A Development Stage Company)
                            Statement of Operations
             For the Year July 1, 2003 (Inception to June 30, 2004


REVENUES                                                            $      --
                                                                    -----------

OPERATING EXPENSES
      Payroll and payroll tax expense                                   261,568
      Contributed services                                               79,500
      General and administrative                                         92,859
                                                                    -----------
            Total operating expenses                                    433,927
                                                                    -----------

OPERATING (LOSS)                                                       (433,927)

OTHER INCOME (EXPENSE)
      Interest (expense)                                                (19,514)
                                                                    -----------

Net (loss)                                                          $  (453,441)
                                                                    ===========

Loss per share, basic and diluted                                   $     (0.05)
                                                                    ===========
Weighted average shares outstanding                                   9,789,695
                                                                    ===========

Pro forma loss per share, basic and diluted                         $     (0.06)
                                                                    ===========
Pro forma weighted average shares outstanding                         7,865,041
                                                                    ===========

The accompanying notes are an integral part of these financial statements.


                                            LIFELINE NUTRACEUTICALS CORPORAITON
                                              (A Development Stage Company)
                                          Statement of Stockholders' (Deficit)
                                  For the Year July 1, 2003 (Inception to June 30, 2004

                                                                                                         (Deficit)
                                                                                                        Accumulated
                                                             Common Stock                  Stock        Development
                                                      --------------------------        Subscriptions     During
                                                       Shares           Amount          Receivable         Stage
                                                      ---------       ----------       -------------     ---------

July 1, 2003 (Inception)                                   --         $     --         $     --          $     --

     Sale of common stock
        ($.0005 per share)                            9,000,000            4,500           (4,500)             --

     Private placement of common stock
        ($.0005 per share)                            1,500,000              750             (750)             --

     Private placement of common stock
        ($.001 per share)                             7,800,000            7,800           (7,800)             --

     Contribution of services                              --             79,500             --                --

     Warrants issued with convertible debt                 --             71,550             --                --

     Rights of beneficial conversion of debt               --             78,450             --                --

     Net (loss)                                            --               --               --            (453,441)
                                                     ----------       ----------       ----------        ----------

June 30, 2004                                        18,300,000       $  242,550       $  (13,050)       $ (453,441)
                                                     ==========       ==========       ==========        ==========


                  The accompanying notes are an integral part of these financial statements.
                                                                                                             Page 4

                       LIFELINE NUTRACEUTICALS CORPORAITON
                          (A Development Stage Company)
                             Statement of Cash Flows
              For the Year July 1, 2003 (Inception to June 30, 2004


Cash Flows from Operating Activities:
     Net (loss)                                                       $(453,441)
     Adjustments to reconcile net (loss) to net cash (used)
       by operating activities
         Depreciation                                                       208
         Contributed capital                                             79,500
         Amortization of debt issuance costs                              1,778
         Amortization of debt discount                                    7,000
     (Increase) prepaid expenses and other assets                       (13,979)
     Increase in accounts payable and accrued expenses                   89,503
                                                                      ---------

Net Cash (Used) by Operating Activities                                (289,431)
                                                                      ---------

Cash Flows from Investing Activities:
    Purchase of equipment                                               (18,906)
                                                                      ---------

Cash Flows from Financing Activities
     Proceeds from notes payable                                        340,000
     Proceeds from convertible notes payable - related party             50,000
     Payment of stock offering costs                                    (15,000)
     Payment of debt issuance costs                                     (17,000)
                                                                      ---------

Net Cash from Provided by Financing Activities                          358,000
                                                                      ---------

Increase  in Cash                                                        49,663

Cash and Cash Equivalents - Beginning of Period                            --
                                                                      ---------

Cash and Cash Equivalents - End of Period                             $  49,663
                                                                      =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

  Cash paid for interest expense                                      $    --
                                                                      =========
  Cash paid for income taxes                                          $    --
                                                                      =========


The accompanying notes are an integral part of these financial statements.

                       LIFELINE NUTRACEUTICALS CORPORATION
                          (A Development Stage Company)
                          Notes to Financial Statements


Note 1 - Organization and Summary of Significant Accounting

          Organization
          -------------
          Lifeline Nutraceuticals Corporation (a development stage company, "Lifeline" or the "Company") was incorporated on July 1, 2003. As of June 30, 2004, the Company was in the development stage with no active operations.

          For the year July 1, 2003 (inception) to June 30, 2004, the Company has been in the development stage. The Company's activities since inception have consisted of organizing the Company, developing a business plan, formulation and testing of product and raising capital.

          For the near term, the Company is dependent on its ability to raise additional financial support from notes payable and the contributions of time from its officers and directors. Subsequent to year end, the Company intends to consummate a plan of reorganization with an existing public company that has limited or no operations, raise additional capital through a private placement for the public company, and file a registration statement for the private placement shares thus providing liquidity afforded by the stock market to the private placement shareholders as well as convertible debt and warrant holders.

          Going Concern Considerations
          ----------------------------
          The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. At present, the Company is in the development stage, is wholly reliant upon its ability to raise additional capital for future financing needs and has no product, service or other business operations. These factors raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

          Use of Estimates
          ----------------
          Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

          Cash Equivalents
          ----------------
          For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

                       LIFELINE NUTRACEUTICALS CORPORATION
                          (A Development Stage Company)
                          Notes to Financial Statements
                                   (Continued)


Note 1 - Organization and Summary of Significant Accounting (continued)

          Property and Equipment
          ----------------------
          Property and equipment are recorded at cost. Depreciation of property and equipment are expensed in amounts sufficient to relate the expiring costs of depreciable assets to operations over estimated service lives, principally using the straight-line method. Estimated service lives range from three to seven years. When such assets are sold or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in operations in the period realized. The cost of normal maintenance and repairs is charged to expense as incurred. Significant expenditures that increase the useful life of an asset are capitalized and depreciated over the estimated useful life of the asset.

          Impairment of Long-Lived Assets
          -------------------------------
          Long-lived assets of the Company are reviewed annually as to whether their carrying value has become impaired, pursuant to guidance established in Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." The Company assesses impairment whenever events or changes in circumstances indicate that the carrying amount of a long-lived asset may not be recoverable. When an assessment for impairment of long-lived assets, long-lived assets to be disposed of and certain identifiable intangibles related to those assets is performed, the Company is required to compare the net carrying value of long-lived assets on the lowest level at which cash flows can be determined on a consistent basis to the related estimates of future undiscounted net cash flows for such properties. If the net carrying value exceeds the net cash flows, then impairment is recognized to reduce the carrying value to the estimated fair value, generally equal to the future discounted net cash flow.

          Discounts on Notes Payable
          --------------------------
          In June 2004, the Company issued debt (1) convertible into common stock and (2) with detachable warrants to purchase common stock. Both the debt conversion rate and warrant exercise price are not known with certainty since both will equal the stock purchase price of a private placement whose terms will be established by management in the near future. See Note 11. However, management expects to establish the stock offering price, and hence the debt conversion rate and the warrant exercise price, at less than the 50% of the stock trading price at that time. Presently, management expects that offering price to be approximately $2.00 per share. Based on that expectation, the Company has recorded as a discount to the related debt (1) an estimated relative value of the warrants based on the Black-Scholes model and (2) the beneficial conversion benefit to the debt holders based on estimated intrinsic value. The amount of the discount has been added to common stock. The discounts will be amortized as interest expense over the period of the debt. Once the final private placement price is established, the Company will record a final measurement of the warrant and beneficial conversion values. In June 2004, the initial recording of warrants and beneficial conversion was $71,550 and $78,450, respectively.

                       LIFELINE NUTRACEUTICALS CORPORATION
                          (A Development Stage Company)
                          Notes to Financial Statements
                                   (Continued)


Note 1 - Organization and Summary of Significant Accounting (continued)

          Debt issuance costs
          -------------------
          Costs incurred in connection with obtaining financing are capitalized and amortized over the maturity period of the debt, expected to be one year. If debt instruments are converted into common stock, any unamortized cost will be immediately expensed as interest.

          Deferred stock offering costs
          -----------------------------
          Stock offering costs are cumulative costs of a proposed private placement stock offering. These costs will reduce the net proceeds of the private placement stock offering if it is successful. If the offering is not successful, the costs will be expensed.

          Net income (loss) per share
          ---------------------------
          Basic earnings (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share for the year is normally determined on the assumption that the convertible equity instruments, such as stock warrants, are converted. However, such conversion would be anti-dilutive and hence, basic and dilutive loss per share are the same.

          See Note 11 for a description of the merger and reorganization. The pro forma (loss) per common share presentation for the year ended June 30, 2004 is computed based on the actual weighted average number of common shares outstanding during the period restated at the conversion ratio into the post merger shares at .8034 per Company share for every newly issued post merger share. No dilution has been considered for any warrants or convertible debt since such adding such equivalent shares would produce an anti-dilutive effect due the net loss.

          Income Taxes
          ------------
          Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using statutory tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities from a change in tax rates is recognized in income in the period that includes the effective date of the change.

                      LIFELINE NUTRACEUTICALS CORPORATION
                          (A Development Stage Company)
                          Notes to Financial Statements
                                   (Continued)


Note 1 - Organization and Summary of Significant Accounting (continued)

          Concentration of Credit Risk
          ----------------------------
          Statement of Financial Accounting Standard ("SFAS") No. 105, "Disclosure of Information About Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk", requires disclosure of significant concentrations of credit risk regardless of the degree of such risk. Financial instruments with significant credit risk include cash. The Company attempts to deposit its cash with high quality financial institutions in amounts less than the federal insurance limit of $100,000 in order to limit credit risk.

          Stock-Based Compensation
          ------------------------
          The Company adheres to SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123 provides an alternative method of accounting for stock-based compensation arrangements, based on fair value of the stock-based compensation utilizing various assumptions regarding the underlying attributes of the options and stock, rather than the intrinsic method of accounting for stock-based compensation which is proscribed in Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees". The Financial Accounting Standards Board encourages entities to adopt the fair-value based method but does not require adoption of this method. The Company will account for stock based compensation to employees and directors under APB No. 25 and will utilize the disclosure-only provisions of FAS No. 123 for any options and warrants issued to these individuals. As of June 30, 2004, the Company had no outstanding stock options outstanding.

          Organization Costs
          ------------------
          The Company accounts for organization costs under the provisions of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities" which requires that all organization costs be expensed as incurred.

          Effect of New Accounting Pronouncements
          ---------------------------------------
          In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure" ("SFAS No. 148"), which (i) amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based compensation (ii) amends the disclosure provisions of SFAS No. 123 to require prominent disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based employee compensation and (iii) amends APB Opinion No. 28, "Interim Financial Reporting," to require disclosure about those effects in interim financial information. Items
          (ii) and (iii) of the new requirements in SFAS No. 148 are effective for financial statements for fiscal years ending after December 15, 2002. The adoption of SFAS No. 148 has no effect on the financial statements as of June 30, 2004.

                      LIFELINE NUTRACEUTICALS CORPORATION
                          (A Development Stage Company)
                          Notes to Financial Statements
                                   (Continued)


Note 1 - Organization and Summary of Significant Accounting (continued)

          Effect of New Accounting Pronouncements (continued)
          ---------------------------------------------------
          In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities". SFAS No. 149 amends certain portions of SFAS No. 133 and is effective for all contracts entered into or modified after June 30, 2003 on a prospective basis. SFAS No. 149 is not expected to have a material effect on our results of operations or financial position since we currently have no derivatives or hedging contracts.

          In June 2003, the FASB approved SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. This Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. SFAS No. 150 is not expected to have an effect on the Company's financial position.

Note 2 - Debt issuance costs

          The Company paid a 10% fee for four loans obtained during the year ended June 30, 2004. The fees totaled $17,000 and will be amortized over the life of the related debt. All debt has an amortized life of one year. Amortization expense of $1,778 was recorded for the year ended June 30, 2004 and is included in interest expense on the statement of operations.

Note 3 - Stock Offering costs

          The Company has entered an agreement with an underwriter to raise up to $8 million. The agreement called for a nonrefundable payment of $15,000 upon execution of the agreement and $15,000 upon completion of the Private Placement Memorandum. See Note 5. The payments to the underwriter are considered offering costs and are expected to be offset against the proceeds of the Private Placement Memorandum.

Note 4 - Notes Payable and Notes Payable - Related Party

          Notes Payable to unrelated parties consist of the following:

          Unsecured note payable bearing interest at 10% per
          annum, principal and any accrued interest is due
          September 9, 2004. The note holder has an option
          to convert each $1.00 of note into two shares of
          common stock ($.50 per share). Subsequent to
          year-end, the company received an extension to
          repay until November 9, 2005.                                $ 50,000

          Unsecured note payable bearing interest at 10% per
          annum, principal and any accrued interest is due
          December 10, 2004. The note holder has an option
          to convert each $1.00 of note into two shares of
          common stock ($.50 per share).                                 60,000

                      LIFELINE NUTRACEUTICALS CORPORATION
                          (A Development Stage Company)
                          Notes to Financial Statements
                                   (Continued)


Note 4 - Notes Payable and Notes Payable - Related Party (continued)

          Unsecured note payable bearing interest at 10% per
          annum, principal and any accrued interest is due
          March 2, 2005. The note holder has an option to
          convert each $1.00 of note into two shares of
          common stock ($.50 per share).                                 25,000

          Unsecured note payable bearing interest at 10% per
          annum, principal and any accrued interest is due
          April 7, 2005. The note holder has an option to
          convert each $1.00 of note into two shares of
          common stock ($.50 per share).                                 35,000

          Unsecured note payable bearing interest at 10% per
          annum, principal and any accrued interest is due
          April 24, 2005. The note holder has an option to
          convert each $1.00 of note into two shares of
          common stock ($.50 per share).                                 20,000

          Unsecured note payable bearing interest at 10% per
          annum, principal and any accrued interest is due
          April 28, 2005. The note holder has an option to
          convert each $1.00 of note into two shares of
          common stock ($.50 per share).                                 50,000

          Unsecured note payable, bearing interest at 10%
          per annum, principal and any accrued interest is
          due June 9, 2005. The note holder has an option to
          convert all or part of the principal balance to
          units in the private offering of common stock. In
          addition, the note has a warrant attached to
          purchase shares of common stock equal to their
          outstanding principal loan amount divided by the
          per share offering price in the private placement.             50,000

          Unsecured note payable, bearing interest at 10%
          per annum, principal and any accrued interest is
          due June 16, 2005. The note holder has an option
          to convert all or part of the principal balance to
          units in the private offering of common stock. In
          addition, the note has a warrant attached to
          purchase shares of common stock equal to their
          outstanding principal loan amount divided by the
          per share offering price in the private placement.             50,000

                                                                      ---------
                                                                        340,000
             Less discounts on debt:
                         Unamortized warrant                            (45,474)
                         Unamortized beneficial conversion interest     (49,856)
                                                                      ---------


             Notes payable, net of discounts                          $ 244,670
                                                                      =========

                      LIFELINE NUTRACEUTICALS CORPORATION
                          (A Development Stage Company)
                          Notes to Financial Statements
                                   (Continued)


Note 4 - Notes Payable and Notes Payable - Related Party (continued)

          Related party notes payable are as follows:

          Unsecured note payable from the spouse of an
          executive officer, bearing interest at 10% per
          annum, principal and any accrued interest is due
          June 14, 2005. The note holder has an option to
          convert all or part of the principal balance to
          units in the private offering of common stock. In
          addition, the note has a warrant attached to
          purchase shares of stock equal to their loan
          amount divided by the per share offering price in
          the private placement, upon the receipt of a
          subscription agreement and private placement
          memorandum from the Company.                                 $ 50,000

          Less discounts on debt:
               Unamortized warrant                                      (22,681)
               Unamortized beneficial conversion interest               (24,989)
                                                                       ---------

          Notes payable, net of discounts                              $  2,330
                                                                       =========

          Subsequent to year-end, the Company issued additional notes payable totaling $409,000, bearing interest at 10% per annum, principal and any accrued interest is due August 31, 2005. Of the total amount of additional notes issued subsequent to year-end, $32,000 was from the related party discussed above. The note holders have an option to convert all or part of the principal balance to units in the private offering into public equity at the private offering price. In addition, the notes have a warrant attached to purchase shares of common stock equal to their loan amount divided by the per share offering price in the private placement. (Unaudited)

          Future minimum debt payments, including related party debt and debt entered subsequent to year-end, are as follows:

                 Year ending June 30,
                         2005                               $ 390,000
                         2006                                 559,000
                                                            ---------
                                                            $ 949,000
                                                            ============

          Interest expense related to the notes payable totaled $10,517 for the year ended June 30, 2004. Interest expense related to the related party note payable totaled $219 for the year ended June 30, 2004.

                      LIFELINE NUTRACEUTICALS CORPORATION
                          (A Development Stage Company)
                          Notes to Financial Statements
                                   (Continued)


Note 5 - Stockholders' Equity

          During the fiscal year ended June 30, 2004, the Company sold a total of 18,300,000 shares of common stock for $13,050 in the aggregate at prices ranging from $.0005 to $.001 per share. All of these shares of common stock were subscribed to and issued.

          The Company's articles of incorporation authorize the issuance of preferred shares. However, at this time none have been issued nor have any rights or preferences been assigned to the preferred shares by the Board of Directors.

          Subsequent to year-end, all subscription receivables were collected. (Unaudited)

          For a period of time various officers of the Company were not paid any salary for services rendered. The Company has estimated the fair value of the forgone salary for the year ended June 30, 2004 at $79,500, which has been recorded as a contribution of services to capital.

          As disclosed in Note 4, three notes payable were issued with warrants to purchase common stock of the Company at the price of a future private placement and conversion rights equal to their loan amount divided by the per share offering price in the private placement. Because the stock purchase price of the private placement can be estimated, an initial value has been recorded as a discount to the debt and an addition to equity. Once the final stock purchase amount is known with certainty, the exercise price and number of shares subject to exercise will be adjusted to a final valuation using the Black-Scholes valuation model and recorded as an adjustment to equity and to the amortizable discount related to the related debt instruments.

Note 6 - Fair Value of Financial Instruments

          SFAS No. 107 requires disclosures about the fair value for all financial instruments, whether or not recognized, for financial statement purposes. Disclosures about fair value of financial instruments are based on pertinent information available to management as of June 30, 2004. Accordingly, the estimates presented in these statements are not necessarily indicative of the amounts that could be realized on disposition of the financial instruments.

          Management has estimated the fair values of cash, accounts payable, and accrued expenses to be approximately their respective carrying values reported on these statements because of their short maturities.

Note 7 - Income Taxes

          At June 30, 2004, the Company had a net operating loss carryforward of approximately $361,600 that may be offset against future taxable income, if any, until 2020. These carryforwards are subject to review by the Internal Revenue Service.

          The Company has fully reserved the approximate $71,600 tax benefit of the operating loss carryforward, by a valuation allowance of the same amount, because the Company has determined that the probability of realization of the tax benefit is less than likely to occur.

                      LIFELINE NUTRACEUTICALS CORPORATION
                          (A Development Stage Company)
                          Notes to Financial Statements
                                   (Continued)


Note 8 - Operating Lease Commitments

          Effective July 1, 2004, the Company entered into a month-to-month lease for its office facilities. The office facility lease requires monthly payments of approximately $5,400. Included in such payments are charges each month for common area maintenance charges, property tax, bookkeeping, insurance and management fees.

Note 9 - Commitments

          The Company has entered into multiple employment agreements, as follows:


                  Position                                  Term                               Salary
                  --------                                  ----                               ------

          President and CEO                     January 2004 - July 14, 2006              $180,000 per annum
          Chief Development Officer             January 2004 - July 14, 2006              $120,000 per annum
          Chief Financial Officer               April 15, 2004 - April 15, 2006           $120,000 per annum

          The CEO's contract provides for a severance payment of an amount equal to the pro rata distributable portion of any supplemental and or incentive compensation at three times the sum of the president's base salary.

          As disclosed in Note 3, the Company has entered an agreement with an underwriter to raise up to $8 million. The agreement requires a nonrefundable payment of $15,000 upon execution of the agreement and $15,000 upon completion of the Private Placement Memorandum. Additionally, under the agreement, the Company must pay a 10% commission from all proceeds raised and a fee for expenses of 3% of all proceeds raised.

          The Company entered into an agreement for the manufacturing of its products. The agreement provides for negotiation of pricing on the date of the first purchase order. That price will be in effect for one year or less if raw material costs increase. The Company will be wholly dependent on this manufacturer for product to sell.

          The Company entered an agreement with a research institute for animal
          (mice) testing of the Company's product at a total cost of $23,838. The testing was concluded and the final installment of $11,838 paid on September 30, 2004. (Unaudited)

Note 10 - Related party transactions

          As disclosed in Note 4, the Company issued notes payable to the spouse of one of its officers.

          The Company paid an officer $2,000 for securing $20,000 third party note funding.

                      LIFELINE NUTRACEUTICALS CORPORATION
                          (A Development Stage Company)
                          Notes to Financial Statements
                                   (Continued)


Note 11 - Events Subsequent to June 30, 2004 (Unaudited)

          As disclosed in Note 4, subsequent to year-end, the Company issued additonal notes payable totaling $409,000.

          Subsequent to year-end, the Company entered a Plan of Reorganization and Agreement with Yaak River Resources, Inc. ("YAAK") whereby the Company agreed to exchange 81% of the outstanding shares of Lifeline Nutraceuticals Corporation stock for 15,385,110 shares of YAAK. After the exchange, the former owners of the Company will own 95% of the outstanding shares of merged companies. The exchange will occur at a ratio of .8034 shares of Lifeline Nutraceuticals Corporation common stock for one share of YAAK common stock, subject to the approval and acceptance of Lifeline Nutraceuticals Corporation shareholders holding at least 80% of the outstanding stock of Lifeline Nutraceuticals Corporation. The Company expects that the transaction will qualify as a tax-free event. In addition, YAAK will change its name to Lifeline Therapeutic, Inc. Following the closing of this transaction, Lifeline Therapeutic, Inc. will attempt to exchange all originally issued and outstanding notes payable by Lifeline Nutraceuticals Corporation into new notes payable by Lifeline Therapeutics, Inc. In addition, Lifeline Therapeutics, Inc. will exchange stock purchase warrants issued by Lifeline Nutraceuticals Corporation into stock purchase warrants for the common stock of Lifeline Therapeutics, Inc.

          Subsequent to year-end, the Company issued an additional 5,350,000 shares of common stock for cash.



                      LIFELINE NUTRACEUTICALS CORPORATION
              Unaudited Pro Forma Combined Statement of Operations
                            Year Ended June 30, 2004


                                                Historical
                                                 Lifeline               Lifeline              Proforma         Proforma
                                             Therapeutics, Inc.     Nutraceuticals, Inc.     Adjustments       Combined
                                             ------------------     --------------------     -----------      ----------

REVENUES                                         $      --               $      --          $      --          $      --
                                                 -----------             -----------        -----------        -----------

OPERATING EXPENSES
      Payroll and payroll tax expense                                        261,568                               261,568
      Contributed services                                                    79,500                                79,500
      General and administrative                       8,962                  92,859             28,000 (a)        129,821
                                                 -----------             -----------        -----------        -----------
             Total operating expenses                  8,962                 433,927             28,000            470,889
                                                 -----------             -----------        -----------        -----------

OPERATING (LOSS)                                      (8,962)               (433,927)           (28,000)          (470,889)

OTHER INCOME (EXPENSE)
      Interest expense                                  --                   (19,514)              --              (19,514)
                                                 -----------             -----------        -----------        -----------

Net (loss)                                       $    (8,962)            $  (453,441)       $   (28,000)       $  (490,403)
                                                 ===========             ===========        ===========        ===========

Basic and fully diluted (loss) per Share                                                                       $     (0.06)
                                                                                                               ===========

Weighted average shares outstanding                                                                              8,854,877
                                                                                                               ===========


The accompanying notes are an integral part of these financial statements.


                                            LIFELINE THERAPEUTICS, INC.
                                   Unaudited Pro Forma Combined Balance Sheet
                                              As of June 30, 2004


                                                            Historical

ASSETS                                            Lifeline                Lifeline          Proforma         Proforma
------                                         Therapeutics, Inc.    Nutraceuticals, Inc.  Adjustments       Combined
                                               ------------------    --------------------  -----------      -----------

Current Assets
      Cash  and cash equivalents                    $     185           $  49,663           $    --          $  49,848
      Prepaid expenses                                   --                 7,813                --              7,813
                                                    ---------           ---------           ---------        ---------
             Total current assets                         185              57,476                --             57,661
                                                    ---------           ---------           ---------        ---------


Property and equipment
      Investment in real estate, land                  35,743                --                  --             35,743
      Office equipment                                   --                18,906                --             18,906
      Accumulated depreciation                           --                  (208)               --               (208)
                                                    ---------           ---------           ---------        ---------
             Total property and equipment              35,743              18,698                --             54,441

Other Assets
      Debt issuance costs, net of amortization           --                15,222                --             15,222
      Deferred stock offering costs                      --                15,000                --             15,000
      Deposits                                           --                 6,166                --              6,166
                                                    ---------           ---------           ---------        ---------
             Total other assets                          --                36,388                --             36,388
                                                    ---------           ---------           ---------        ---------

TOTAL ASSETS                                        $  35,928           $ 112,562           $    --          $ 148,490
                                                    =========           =========           =========        =========

LIABILITIES AND STOCKHOLDERS' (DEFICIT)
---------------------------------------

Current Liabilities
      Accounts payable and accrued expenses         $   5,666           $  89,503           $  28,000 (a)    $ 123,169
      Advances from Shareholder                         9,500                --                  --              9,500
      Notes payable - related party                      --                 2,330                --              2,330
      Notes payable                                      --               244,670                --            244,670
                                                    ---------           ---------           ---------        ---------
              Total current liabilities                15,166             336,503              28,000          379,669
                                                    ---------           ---------           ---------        ---------

Stockholders' Equity (Deficit)
      Common Stock                                      6,730             242,550            (247,642)(c)        1,638

      Additional paid in capital                      378,099                --               247,642 (c)      261,674
                                                                                             (364,067)(b)

      Stock subscription receivable                      --               (13,050)               --            (13,050)

      Accumulated (deficit)                          (364,067)           (453,441)            364,067 (b)     (481,441)
                                                                                              (28,000)(a)
                                                    ---------           ---------           ---------        ---------
             Total stockholders' equity (deficit)      20,762            (223,941)            (28,000)        (231,179)
                                                    ---------           ---------           ---------        ---------


TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)       $  35,928           $ 112,562           $    --          $ 148,490
                                                    =========           =========           =========        =========

                          The accompanying notes are an integral part of these financial statements.

                           LIFELINE THERAPEUTICS, INC.
               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

     The following unaudited pro forma combined financial information of Lifeline Therapeutics, Inc. ("LTI") gives effect to the issuance of approximately 15,385,110 shares of LTI in exchange for shares representing 81% of Lifeline Nutraceuticals Corporation ("LNC") as if such transaction was consummated June 30, 2004 for the Unaudited Pro Forma Combined Balance Sheet and as if such transaction was consummated on July 1, 2003 for the Unaudited Pro Forma Combined Statement of Operations for the year ended June 30, 2004. The Unaudited Pro Forma Combined Balance Sheet as of June 30, 2004 includes LNC historical information as of June 30, 2004. The Unaudited Pro Forma Combined Statement of Operations for the year ended June 30, 2004 includes LNC historical information for the year ended June 30, 2004. The exchange of shares between LTI and LNC was completed on October 26, 2004 resulted in LTI acquiring an 81% interest in LNC in exchange for 15,385,110 shares of LTI stock which represents 94% of the issued and outstanding shares of LTI. All related adjustments are described in the accompanying notes. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

     The following unaudited pro forma combined financial information is presented for illustrative purposes only, does not purport to be indicative of our financial position or results of operations as of the date hereof, or as of or for any other future date, and is not necessarily indicative of what our actual financial position or results of operations would have been had the foregoing transaction been consummated on such dates, nor does it give effect to
(i) any transactions other than the foregoing transaction and those described in the accompanying Notes to Unaudited Pro Forma Combined Financial Information or
(ii) LTI's or LNC's results of operations since June 30, 2004. Actual amounts could differ from those presented. T he following unaudited pro forma combined financial information is based upon the historical financial statements of LTI and LNC, and should be read in conjunction with such historical financial statements, the related notes and the Notes to Unaudited Pro Forma Combined Financial Information.

     In the preparation of the unaudited pro forma combined financial information, management has estimated that the historical book value of the LNC assets and liabilities approximates the fair value thereof.

                           LIFELINE THERAPEUTICS, INC.
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  June 30, 2004

(1) Basis of Presentation
    ---------------------

     The accompanying combined pro forma financial statements are presented to reflect the acquisition of Lifeline Nutraceuticals Corporation ("LNC") by Lifeline Therapeutics, Inc. ("LTI").

     On October 26, 2004, LTI acquired 81% of the outstanding shares of common stock of LNC from LNC's shareholders in exchange for 15,385,110 shares of LTI's common stock. Prior to the merger, LTI had enacted a 68 for 1 reverse stock split wherein 67,308,857 shares became 989,836 shares. After the merger, outstanding shares totaled 16,374,946.

     The accompanying pro forma combined statements of operations combines the historical operations of LTI and LNC of the year ended June 30, 2004 as if the acquisition had occurred on July 1, 2003.


(2) Pro Forma Adjustments
    ---------------------

     The reorganization will be recorded as a recapitalization effected by a reverse acquisition wherein LTI is treated as the acquiree for accounting purposes, even though it is the legal acquirer. Since LTI is a non-operating entity with limited business activities, goodwill will not be recorded and is not reflected in the pro forma combined financial statements.

     (a) Accrual of $28,000 in estimated legal and accounting costs in connection with the acquisition.

     (b) Eliminate accumulated (deficit) of LTI as part of the recapitalization of LNC with 989,836 shares of LTI stock outstanding on the date of merger.

     (c) Adjust common stock to reflect the issuance of 15,385,110 shares of LTI common stock for 81% of the outstanding shares of LNC and completing the recapitalization. The adjustment also reduces the amount recorded as no par value common stock of LNC to reflect the $.0001 par value of LTI.

(3) Basic and Fully Diluted (Loss) Per Common Share
    -----------------------------------------------

     Pro forma (loss) per common share for the year ended June 30, 2004 is computed based on the weighted average number of common shares outstanding during the period, assuming (1) that the post-split 989,836 shares of LTI outstanding as of the date of the reorganization were outstanding as of the beginning of the year and (2) that the weighted average shares outstanding of LNC during the year ended June 30, 2004 are restated at the conversion ratio into LTI shares at .8034 LTI share for every LNC share. No dilution has been considered for any warrants or convertible debt since such adding such equivalent shares would produce an anti-dilutive effect due the net losses of the combined companies.